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                                                                     Exhibit 1.1

                             Hewitt Associates, Inc.

                       [ ] Shares of Class A Common Stock,
                            par value $0.01 per share

                                 -------------

                             Underwriting Agreement

                                                               [         ], 2003
Goldman, Sachs & Co.,
Banc of America Securities LLC,
Citigroup Global Markets Inc.,
J.P. Morgan Securities Inc.,
UBS Securities LLC and
Wachovia Capital Markets Inc.
  As representatives of the several Underwriters
   named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
4900 Sears Tower
Chicago, IL 60606

Ladies and Gentlemen:

         Certain stockholders named in Schedule II hereto (the "Selling Stockholders") of Hewitt Associates, Inc., a Delaware corporation (the "Company"), propose, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an
aggregate of [    ] shares (the "Firm Shares") and, at the election of the
Underwriters, up to [   ] additional shares (the "Optional Shares") of Class A
Common Stock, par value $0.01 per share ("Class A Common Stock") of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Shares").

         The Selling Stockholders own shares of Class A Common Stock, class B common stock, par value $0.01 per share ("Class B Common Stock") and shares of class C common stock, par value $0.01 per share ("Class C Common Stock") of the Company, which shares have been deposited with Smith Barney, a Division of Citigroup Global Markets Inc. under the custody agreements heretofore furnished to you (as amended from time to time, each a "Custody Agreement"). Shares of Class B Common Stock and the Class C Common Stock are convertible into shares of Class A Common Stock on a one-to-one basis. It is understood that immediately prior to the consummation of the transactions contemplated hereby a number of shares of Class B Common Stock (the "Class B Shares") and shares of class C common stock (the "Class C Shares") will be converted into a number of shares of Class A Common Stock equal to the

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Shares being sold hereunder in accordance with the provisions of the Company's
Amended and Restated Certificate of Incorporation.

1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

         (a) A registration statement on Form S-3 (File No. 333-105560) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto, or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement);

         (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof,

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conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

         (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

         (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, including with respect to documents which are required to be described in the Registration Statement and the Prospectus or filed as an exhibit to the Registration Statement, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

         (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus that has resulted or would result in a material adverse change, or any development involving a prospective material adverse change,

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in the business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus;

         (f) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as have not had and would not have, individually or in the aggregate, a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as have not had and would not have, individually or in the aggregate, a Material Adverse Effect;

         (g) (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction except where the failure to be so qualified or in good standing would not result in a Material Adverse Effect; and (ii) each corporate subsidiary of the Company (each a "Corporate Subsidiary"), each partnership subsidiary of the Company (each a "Partnership Subsidiary") and each limited liability company subsidiary of the Company (each a "LLC Subsidiary") has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, with the power and authority (corporate, partnership or limited liability company, as the case may be, and other) to own its properties and conduct its business as described in the Prospectus, except where any failure to be so duly incorporated or organized or so qualified or in good standing, individually or in the aggregate, would not result in a Material Adverse Effect;

         (h) (i) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the capital stock contained in the Prospectus; and (ii) all of the issued shares of capital stock of each Corporate Subsidiary of the Company, all of the partnership interests of each Partnership Subsidiary and all of the membership interests of each LLC Subsidiary, in each case that are owned by the Company as indicated on Schedule IV hereto, have been duly and validly authorized and issued or created and, in the case of any Corporate Subsidiary or LLC Subsidiary, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except for any such (i) lack of a valid

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authorization or issuance that would not, individually or in the aggregate, materially affect the Company's business or financial results, prospects or growth opportunities as described in the Prospectus or (ii) liens, encumbrances, equities or claims that would not have, individually or in the aggregate, a Material Adverse Effect;

         (i) The Shares have been duly and validly authorized and, when issued, will be fully paid and non-assessable and conform to the description of the Class A Common Stock contained in the Prospectus;

         (j) The conversion of a number of shares of Class B Common Stock (the "Class B Shares") and shares of class C common stock (the "Class C Shares") equal to the number of Shares being sold hereunder by each Selling Stockholder has been duly and validly authorized by the Stockholders' Committee in accordance with the Company's Amended and Restated Certificate of Incorporation;

         (k) Neither the compliance by the Company with all of the provisions of this Agreement nor the consummation of the transactions herein contemplated (i) will conflict with or result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or the Amended and Restated By-laws of the Company and (ii) except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect, will (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (B) violate any statute or any order, rule or regulation of any court or tribunal or Federal, state or foreign governmental or regulatory agency or body or self-regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties (each, a "Governmental Agency"); and no concession, permit, license, consent, exemption, franchise, authorization, order, registration, qualification or other approval (each, an "Authorization") of or with any Governmental Agency is required for sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, listing of the Shares on the New York Stock Exchange, Inc. (the "New York Stock Exchange") and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

         (l) None of the Company or its Significant Subsidiaries (as such term is defined in Rule 1.02(w) of Regulation S-X) is (i) in violation of its organizational documents (nor are any of the Company's other subsidiaries in violation of their constituent documents, except for violations that would not result in a Material Adverse Effect) or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound (except for such defaults that would not result in a Material Adverse Effect). Hewitt Associates LLC ("Associates LLC"), Hewitt Associates Limited and Hewitt Bacon and Woodrow are the only subsidiaries of the company that are "Significant Subsidiaries" under Rule 1.02(w) of Regulation S-X;

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         (m) The statements set forth in the Prospectus (i) under the caption
"Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the securities described therein and (ii) under the captions "Certain Relationships and Related Transactions", "Material U.S. Federal Income Tax Considerations for Non-U.S. Holders", "Shares Eligible for Future Sale" and the sixth, sixteenth and seventeenth paragraphs under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects and do not omit to state a material fact required to be stated therein or necessary to make such summary or description not misleading;

         (n) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which Hewitt Holdings LLC ("Holdings"), the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to Holdings, the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

         (o) The Company is not an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (p) Ernst & Young LLP, who have certified certain combined and consolidated financial statements of the Company and its subsidiaries and of Associates LLC and its Affiliates, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

         (q) Arthur Andersen LLP, who have certified certain combined financial statements of Associates LLC and its Affiliates, were independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

         (r) Smith & Williamson, who have certified certain consolidated financial statements of Bacon & Woodrow and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

         (s) The Company and its subsidiaries possess all Authorizations issued by the appropriate Governmental Agency that are necessary to conduct their respective businesses as described in the Prospectus except where the failure to have such Authorizations would not have a Material Adverse Effect;

         (t) Other than the Selling Stockholders, no holder of securities of Holdings or the Company has any preemptive rights to acquire any securities of the Company or any rights to the registration of any securities under the Initial Registration Statement which have not been waived;

         (u) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and there are no claims by

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the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause except as previously disclosed in writing to the Representatives or as would not, individually or in the aggregate, have a Material Adverse Effect;

        (v) The pro forma financial information included in the Prospectus and the Registration Statement are based on assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Prospectus and the Registration Statement;

         (w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (x) The Company has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (y) The Company and its subsidiaries own, possess, license or have other rights to use all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Prospectus to be conducted, except any failure to so own, possess, license or have rights to use Intellectual Property which would not have a Material Adverse Effect; and

         (z) The Agreement Regarding Custody Arrangements dated as of July 25, 2003 among the Company, the Custodian and Equiserve Trust Company, N.A. has been duly authorized, executed and delivered by the Company.

2. Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

         (a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney (as hereinafter referred to) and the Custody Agreement, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained, except the registration under the Act of such shares and such as may be required under state securities or Blue Sky laws; and

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such Selling Stockholder has full right, power and authority to enter into this
Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

         (b) If such Selling Stockholder is a corporation, a partnership, a limited liability company or trust, such Selling Stockholder has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership, limited liability company or trust, as the case may be, in good standing under the laws of its jurisdiction of organization, as the case may be, with full power and authority (corporate, partnership, limited liability company or trust, as the case may be, and other) to own its properties, conduct its business and to consummate the transactions contemplated hereunder.

         (c) The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the constituent documents of such Selling Stockholder if such Selling Stockholder is a corporation, partnership, limited liability company or trust or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

         (d) Such Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 5 hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

         (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, such Selling Stockholder will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than any transfer or sale (i) in connection with the cashless exercise of an option to purchase common stock granted under a benefit plan, (ii) to the Company in connection with the satisfaction of a withholding obligation or (iii) required to satisfy such Selling Stockholder's obligations under Section 2.2 of the Stockholders' Agreement dated as of July 1, 2003 by and among the Company, Hewitt Holdings LLC and the covered person signatory thereto (the "Stockholders' Agreement"), without your prior written consent; provided that the Selling Stockholders included on Schedule III(c) who were recipients of key employee stock awards in connection with the initial public offering shall only be subject to the foregoing restrictions until the date 60 days after the date of the Prospectus;

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         (f) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (g) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (h) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

         (i) Certificates in negotiable form representing the Class B Shares or the Class C Shares that are convertible into the number of Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, duly executed and delivered by such Selling Stockholder to Smith Barney, a Division of Citigroup Global Markets Inc., as custodian (the "Custodian"), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price per share to be paid by the Underwriters to the Selling Stockholders as provided in Section 3 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

         (j) The Class B Shares or the Class C Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests in the underlying Shares of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death, disability, incompetency or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death, disability, incompetency or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become disabled, incompetent or incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, disability, incompetency, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

3. Subject to the terms and conditions herein set forth, (a) each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at a purchase price per share of
$[        ], the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders as and to the extent indicated in Schedule II hereto, at the purchase price per share set forth in clause (a) of this Section 3, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Selling Stockholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right
to purchase at their election up to [         ] Optional Shares, at the purchase
price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the number of Optional Shares to be sold by each Selling Stockholder. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in

Section 5 hereof) or, unless Goldman, Sachs & Co. and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

4. Upon the authorization by Goldman, Sachs & Co. of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to Goldman, Sachs & Co., through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Custodian to Goldman, Sachs & Co. at least forty-eight hours in advance. The Selling Stockholders will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., Chicago time, on [ ], 2003 or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., Chicago time, on [ ], 2003 or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., Chicago time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(l) hereof, will be delivered at the offices of McDermott, Will & Emery, 227 West Monroe, Suite 4400, Chicago, Illinois 60606-5096 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 10 a.m., Chicago time, on the Chicago Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 6, "Chicago Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Chicago are generally authorized or obligated by law or executive order to close.

6. The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery other than any amendment or supplement effected through the filing of a report under the Exchange Act which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 11:00 a.m., Chicago time, on the Chicago Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in Chicago in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Registration Statement and the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, (i) not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee compensatory stock plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement and a number of shares not exceeding 3% of the number of shares of common stock of the Company outstanding as of the date hereof in connection with acquisitions, provided that, in each of the foregoing cases, the recipients of such shares remain subject to the foregoing restrictions for the remainder of the 90-day period ) and (ii) other than the waiver of the transfer restrictions for the key employees listed on Schedule III(c) to be effective 60 days after the date of the Prospectus, not directly or indirectly, to agree to any amendment or waiver of the transfer restrictions contained in (v) any award under the global stock and incentive compensation plan; (w) the transfer restriction agreement, dated as of May 31, 2002, between Holdings and the Company; (x) the transfer restriction agreement, dated as of June 5, 2002, by and among the Company and each of the former partners of Bacon & Woodrow, (y) the Stockholders' Agreement or (z) any Hewitt Global Stock and Incentive Compensation Plan ONEshares Option Award Agreement, without the prior written consent of Goldman, Sachs & Co.;

          (f) During a period of three years following the effective date of the Registration Statement, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission), it being understood that such information shall be subject to such confidentiality and use restrictions as the Company may reasonably impose from time to time;

          (h) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange;

          (i) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

          (j) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

          (k) Upon the reasonable request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

7. The Company and each of the Selling Stockholders covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and, except as provided in Section 6(c) with respect to the provision of written and electronic copies of an amended or supplemented Prospectus nine months or more after the time of issue of the Prospectus, all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange;
(v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section (but excluding the underwriting discounts and commissions to be paid by the Selling Stockholders pursuant to Section 7(b)); and (b) such Selling Stockholder will pay or cause to be paid a pro rata share (based on the number of Shares to be sold by such Selling Stockholder hereunder) of the total underwriting discounts and commissions and all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Stockholder, (ii) such Selling Stockholder's pro rata share of the fees and expenses of the Attorneys-in-Fact and the Custodian, and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with clause (b) (iii) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

               (b) Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, shall have furnished to you such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii) (only as to the Company's authorized capitalization and the validity of the Shares),
(v) (only as to statements set forth in the Prospectus under the captions "Description of Capital Stock" and "Underwriting") and (x) of subsection (c) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) McDermott, Will & Emery, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power to own its properties and conduct its business as described in the Prospectus;

               (ii) The conversion of the Class B Shares and the Class C Shares has been duly and validly authorized by the Stockholders' Committee in accordance with the Company's Amended and Restated Certificate of Incorporation;

               (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares constitute shares of the Class A Common Stock;

               (iv) This Agreement has been duly authorized, executed and delivered by the Company;

               (v) (i) The issue by the Company of the Shares, the sale of the Shares being delivered at such Time of Delivery by the Selling Stockholders in accordance with this Agreement and the compliance by the Company with this Agreement will not result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws of the Company and (ii) except for any conflicts, breaches, violations and defaults that would not, individually or in the aggregate, have a Material Adverse Effect, the issue by the Company of the Shares and the compliance by the Company with this Agreement will not violate any statute of the United States federal government, the State of Illinois or, solely with respect to the Delaware General Corporation Law, the State of Delaware or violate any order, rule or regulation known to such counsel of any agency of the United States federal government, the State of Illinois or, solely with respect to the Delaware General Corporation Law, the State of Delaware;

               (vi) No consent, approval, authorization, order, registration or qualification of or with any Governmental Agency is required for the issue and sale of the Shares or the compliance by the Company with this Agreement, except the registration under the Act of the Shares and the listing of the Shares on the New York Stock Exchange, subject to notice of issuance, each of which has been obtained or made, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

               (vii) The statements set forth in the Prospectus under (i) the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the securities described therein and (ii) the captions "Certain Relationships and Related Transactions", "Material U.S. Federal Income Tax Considerations For Non-U.S. Holders", "Shares Eligible for Future Sale", and the sixth and seventeenth paragraphs under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute a fair summary;

               (viii) The Company is not an "investment company", as such term is defined in the Investment Company Act;

               (ix) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder, including with respect to documents which are required to be described in the Registration Statement or Prospectus, incorporated by reference into the Prospectus or filed as an exhibit to the Registration Statement; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (vi) of this section 8(c), they have no reason to believe that, as of its effective date and as of the Time of Delivery, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of the Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (x) This Agreement, the Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by or on behalf of Gifford Holdings, L.P. and DJH Investments, L.P.; the sale of the Shares to be sold by such Selling Stockholders hereunder and the compliance by each such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the constituent documents of such Selling Stockholder; and such Selling Stockholder's execution, delivery and compliance with this Agreement, the Power of Attorney and the Custody Agreement does not conflict with agreements or obligations of the Selling Stockholder contained in the Stockholders Agreement among the Company, Hewitt Holdings LLC and the other persons signatory thereto dated as of July 1, 2003.

               (xi) Upon sale and delivery of and payment for the Shares to be sold by each of the Selling Stockholders pursuant to the Underwriting Agreement, and assuming the Underwriters purchase such shares for value and in good faith without notice of any lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code, the Underwriters will own such Shares, free and clear of all liens, encumbrances, equities or claims other than any created by any Underwriter in such capacity or resulting from any action taken by any Underwriter in such capacity; and

               (xii) The Power of Attorney and the Custody Agreement of each Selling Stockholder is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms under New York law.

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of Illinois, the General Corporation Law of the State of Delaware and, as to the opinions in paragraphs (xi) and (xii) above, the laws of the State of New York. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Company and its subsidiaries and certificates of public officials and other sources believed by such counsel to be reliable and responsible. Such counsel may also state that insofar as the opinions expressed in paragraphs (xi) and (xii) above relate to the validity, binding effect or enforceability of any agreement, obligation or instrument of any Selling Stockholder, or the transfer of any interest in property of such Selling Stockholder, such counsel has assumed that each Selling Stockholder (other than Gifford Holdings L.P. and DJH Investments, L.P.) has satisfied those legal requirements that are applicable to it, including due execution and delivery, to the extent necessary to make this Agreement, the Power of Attorney and the Custody Agreement enforceable against it, that each such Selling Stockholder has full legal right, capacity, power and authority to duly execute and deliver such agreements, obligation or instrument and that each Selling Stockholder's execution, delivery and compliance with such agreement, obligation or instrument does not conflict with agreements or obligations of the Selling Stockholder other than agreements or obligations contained in this Agreement, the Power of Attorney, the Custody Agreement and the Stockholders Agreement among the Company, Hewitt Holdings LLC and the other persons signatory thereto dated as of July 1, 2003.

               (d) C. Lawrence Connolly, III, General Counsel of the Company, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II (c) hereto), dated such Time of Delivery, in form and in substance satisfactory to you, to the effect that:

               (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction except where any failure to be so qualified or in good standing would not have, individually or in the aggregate, a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

               (ii) Each subsidiary of the Company has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, except where the failure to be duly incorporated or organized would not have a Material Adverse Effect; and all of the issued shares of capital stock of each Corporate Subsidiary, all of the partnership interests of each Partnership Subsidiary and all of the membership interests of each LLC Subsidiary, in each case that are owned by the Company as indicated in Schedule IV to this Agreement, have been duly and validly authorized and issued and, in the case of any Corporate Subsidiary or LLC Subsidiary, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except where such (i) lack of valid authorization or issuance would not, individually or in the aggregate, materially affect the Company's business or financial results, prospects or growth opportunities as described in the Prospectus or (ii) liens, encumbrances, equities or claims would not have, individually or in the aggregate, a Material Adverse Effect; (such counsel being entitled to rely upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

               (iii) To such counsel's knowledge, after due inquiry, and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which Holdings, the Company or any of its subsidiaries is a party or of which any property of Holdings, the Company or any of its subsidiaries is the subject which, if determined adversely to Holdings, the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

               (iv) Neither the Company nor any of its Significant Subsidiaries is in violation of its organizational documents or, to such counsel's knowledge, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound (except for such defaults that would not have a Material Adverse Effect);

               (v) Other than the Selling Stockholders, no holders of securities of Holdings or the Company have any preemptive rights to acquire any securities of the Company or any rights to the registration of any securities under the Registration Statement that have not been waived;

               (vi) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

               (vii) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated, except for any conflicts, breaches, violations and defaults that would not, individually or in the aggregate, have a Material Adverse Effect, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject;

               (viii) The Agreement Regarding Custody Arrangements dated as of July 25, 2003 among the Company, the Custodian and Equiserve Trust Company, N.A. has been duly authorized, executed and delivered by the Company; and

               (ix) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder, including with respect to documents which are required to be described in the Registration Statement or Prospectus, incorporated by reference into the Prospectus or filed as an exhibit to the Registration Statement; although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, he has no reason to believe that, as of its effective date and as of the Time of Delivery, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of the Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of Illinois and the General Corporation Law of the State of Delaware. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied upon certificates of officers of the Company and its subsidiaries and certificates of public officials and other sources believed by such counsel to be reliable and responsible. In addition, such counsel may state that he has examined or has caused attorneys in the Company's legal department to examine, such records, certificates and other documents, and such questions of law, as he has considered necessary or appropriate for the purposes of such opinion.

          (e) (x) On the date of the Prospectus at a time prior to the execution of this Agreement, (y) at 8:30 a.m., Chicago time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also (z) at each Time of Delivery:

               (i) Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto); and

               (ii) Smith and Williamson shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(c) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(d) hereto).

          (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or Illinois State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or
(v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (h) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

          (i) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each of the individuals listed on Schedule III(a) hereto, substantially to the effect set forth in Section 6(e) hereof in form and substance satisfactory to you;

          (j) The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the Chicago Business Day next succeeding the date of this Agreement; and

          (k) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section.

9. (a) The Company and each of the Selling Stockholders that is included in
Schedule III(b) (the "Executive Selling Stockholders") will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Executive Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; provided, further, that liability of each Executive Selling Stockholder pursuant to this subsection (a) shall not exceed the amount of net proceeds received by such Selling Stockholder and the members of their immediate family from the sale of the Shares pursuant to this Agreement.

          (b) Each of Selling Stockholders that is not an Executive Selling Stockholder will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; provided, further, that the liability of Selling Stockholders that is not an Executive Selling Stockholder pursuant to this subsection (b) shall not exceed the amount of net proceeds received by such Selling Stockholder from the sale of the Shares pursuant to this Agreement.

          (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

          (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (i) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions payable to the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no Selling Stockholder shall be required to contribute an amount that, together with any other payments made pursuant to this Section 9, exceeds the amount of net proceeds received by such Selling Stockholder of such Selling Stockholder from the sale of the Shares pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company and the Selling Stockholders under this Section 9 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

10. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Selling Stockholders as provided herein, each of the Selling Stockholders pro rata (based on the number of Shares to be sold by such Selling Stockholder hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, IL 60606

Attention: Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement,
Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

18. The Company and the Selling Stockholders are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel and the Custodian, counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

     Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.

                                      Very truly yours,
                                      Hewitt Associates, Inc.

                                      By:_______________________________________
                                      Name:  John Ryan
                                      Title: Chief Administrative Officer


                                      Each of the Selling Stockholders named
                                      in Schedule II to this Agreement


                                      By:_______________________________________
                                      Name:
                                      Title:
                                      As Attorney-in-Fact acting on behalf of
                                      each such Selling Stockholder.

Accepted as of the date hereof:

Goldman, Sachs & Co.,

Banc of America Securities LLC,

Citigroup Global Markets Inc.,

J.P. Morgan Securities Inc.,

UBS Securities LLC and

Wachovia Capital Markets Inc.


By:
    ---------------------------------------
           (Goldman, Sachs & Co.)


On behalf of the Representatives and each of the Underwriters

                                   SCHEDULE I


                                                             Number of Optional
                                                                Shares to be
                                      Total Number of Firm      Purchased if
                                          Shares to be         Maximum Option
     Underwriter                           Purchased              Exercised
     -----------                      ---------------------  ------------------
Goldman, Sachs & Co. ...............
Banc of America Securities LLC. ....
Citigroup Global Markets Inc. ......
J.P. Morgan Securities Inc. ........
UBS Securities LLC .................
Wachovia Capital Markets Inc. ......


                                  Schedule I-1

                                   SCHEDULE II

                                                             Number of Optional
                                                                Shares to be
                                      Total Number of Firm        Sold if
                                          Shares to be         Maximum Option
                                              Sold               Exercised
                                      ---------------------  ------------------
The Selling Stockholders(a): .......

--------------

(a) Each Selling Stockholder has appointed David L. Hunt, Gerald I. Wilson, Richard A. Block, Dale L. Gifford Dan DeCanniere and John M. Ryan, and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

                                  Schedule II-1

                                   SCHEDULE IV

                                  SUBSIDIARIES

                                                              Jurisdiction of              Percentage of
                                                              ----------------             -------------
Name                                                          Organization                 Ownership Interests/1/
----                                                          ------------                 ----------------------
Hewitt Bacon & Woodrow                                        United Kingdom
Hewitt Associates Pty. Ltd.                                   Australia
Hewitt Associates GmbH                                        Austria                              70%
Hewitt Associates S.A.                                        Belgium
Hewitt Associates Limitada                                    Chile
Hewitt Associates Consulting Co. Ltd.                         China
Hewitt Associates SARL                                        France
Hewitt Associates GmbH                                        Germany
Hewitt Associates Pvt. Ltd.                                   India
PT Hewitt Konsultan Indonesia                                 Indonesia
Hewitt International Services (India) Pvt. Ltd.               India
Hewitt Associates Srl                                         Italy
Hewitt Associates Kabushiki Gaisya                            Japan
Hewitt Associates SDN. BHD.                                   Malaysia
Hewitt Associates de Mexico S. de R.L. de C.V.                Mexico
Hewitt Associates S.C.                                        Mexico
Hewitt Associates Limited                                     New Zealand
Hewitt Associates Sp. z o.o.                                  Poland
Hewitt Associates LLC Sucursal en Portugal                    Portugal
Hewitt Associates Pte. Ltd.                                   Singapore
Hewitt Associates Korea Yuhan Hoesa                           South Korea
Hewitt Associates S.A.                                        Spain
Hewitt/Loneanalyser A.B.                                      Sweden
Hewitt Associates A.G.                                        Switzerland
Hewitt Associates Limited                                     Thailand
Hewitt Associates Limited                                     United Kingdom
Hewitt Distributions LLC                                      United States
Hewitt Insurance Brokerage LLC                                United States
Annod Corp.                                                   United States
Hewitt Financial Services LLC                                 United States
Cyborg Systems Worldwide, Inc.                                United States

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/1/ 100% owned unless otherwise indicated.


                                 Schedule IV-1

                                                                         ANNEX I


     Pursuant to Section 8(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

         (i) They are independent certified public accountants with respect to the Company and its subsidiaries or Bacon and Woodrow and its subsidiaries, as the case may be, within the meaning of the Act and the applicable published rules and regulations thereunder;

         (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company or Bacon and Woodrow and its subsidiaries, as the case may be, for the periods specified in such letter, as indicated in their reports thereon, copies of which have been [separately] furnished to the representatives of the Underwriters (the "Representatives") [and are attached hereto];

         (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants, in the case of the Company and its subsidiaries, of the unaudited combined and consolidated statements of operations, combined and consolidated balance sheets, combined and consolidated statements of shareholders' equity and combined and consolidated statements of cash flows, and in the case of Bacon & Woodrow and its subsidiaries, the unaudited consolidated income statement before partner distributions, the consolidated balance sheets, the consolidated statements of cash flows and the consolidated statements of partners' balances, in each case included in the Prospectus as indicated in their reports thereon copies of which [have been separately furnished to the Representatives]/[are attached hereto] and on the basis of specified procedures including inquiries of officials of the Company or Bacon & Woodrow, as the case may be, who have responsibility for financial and accounting matters regarding whether the unaudited combined and consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited combined and consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

         (iv) The unaudited selected financial information with respect to the combined and consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts

                                 Schedule IV-1

         (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

              (v) They have compared the information in the Prospectus under "Summary Combined and Consolidated Financial Data" and "Selected Combined and Consolidated Financial Data" with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

              (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                   (A) (i) the Company's unaudited combined and consolidated
              statements of operations, combined and consolidated balance sheets, combined and consolidated statements of shareholders' equity and combined and consolidated statements of cash flows or Bacon & Woodrow's unaudited consolidated income statement before partner distributions, the consolidated balance sheets, the consolidated statements of cash flows and the consolidated statements of partners' balances, in each case included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the Company's unaudited combined and consolidated statements of income, combined and consolidated balance sheets, combined and consolidated statements of shareholders' equity and combined and consolidated statements of cash flows or Bacon & Woodrow's unaudited consolidated income statement before partner distributions, the consolidated balance sheets, the consolidated statements of cash flows and the consolidated statements of partners' balances, in each case included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                   (B) any other unaudited income statement data and balance
              sheet items included in the Prospectus do not agree with the corresponding items in the unaudited combined and consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                                 Annex II(d)-1

                   (C) the unaudited financial statements which were not
              included in the Prospectus but from which were derived any unaudited combined and consolidated financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited combined and consolidated financial statements included in the Prospectus;

                   (D) the unaudited pro forma combined and consolidated
              financial statements included in the Prospectus under the heading "Pro Forma Combined and Consolidated Income Statements" do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                   (E) as of a specified date not more than five days prior
              to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                   (F) for the period from the date of the latest financial
              statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

              (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries or Bacon & Woodrow and its subsidiaries, as the case may be, which appear in the Prospectus, or in
         Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with

                                 Annex II(d)-1
the accounting records of the Company and its subsidiaries or Bacon & Woodrow and its subsidiaries, as the case may be and have found them to be in agreement.

                                 Annex II(d)-1